PROMISSORY NOTE
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
Principal    Loan Date   Maturity   Loan No. Call Collateral Account  Officer Initials
$150,000.00  10-10-1997  10-10-1998          501  0043       5887948  56211
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower:                                 Lender:

MEDI-HUT CO.,INC.,(TIN: 22-2436721)       PNC BANK, NATIONAL ASSOCIATION
1935 SWARTHMORE AVENUE                    TWO TOWER CENTER BOULEVARD
LAKEWOOD, NJ 08701                        EAST BRUNSWICH, NJ 08816
______________________________________________________________________________

                 Principal Amount: $150,000.00
                      Initial Rate: 11.500%
                  Date of Note: October 10, 1997

PROMISE TO PAY. MEDI-HUT CO., INC. ("Borrower") promises to pay PNC BANK, NATIONAL ASSOCIATION ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Fifty Thousand & 00/100 Dollars ($150,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance. Borrower also promises to pay all applicable fees and expenses.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

    Borrower will pay regular monthly payments of accrued interest beginning NOVEMBER 10, 1997, and all subsequent interest payments are due on the same day of each month after that. Borrower will pay this loan in one payment of all outstanding principal plus accrued unpaid interest on the Expiration Date. Borrower may borrow, repay and reborrow hereunder until the Expiration Date, subject to the terms and conditions of this Note. The "Expiration Date" shall mean OCTOBER 10, 1998, or such later date as may be designated by written notice from Lender to Borrower. Borrower acknowledges and agrees that in no event will Lender be under any obligation to extend or renew the loan or this Note beyond the initial Expiration Date. In no event shall the aggregate unpaid principal amount of advances under this Note exceed the face amount of this Note.

The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Lender's prime rate (the "index"). The index is a rate per annum as publicly announced by Lender from time to time as its prime rate. The prime rate is not tied to any external rate or index and it does not necessarily reflect the lowest rate of interest actually charged by Lender to any particular class or category of customers. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The index currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 3.000 percentage points over the index, resulting in an initial rate of 11.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

REPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $100.00, whichever is less. This late charge shall be paid to Lender by Borrower for the purpose of defraying the expense incident to the handling of the delinquent payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment or levy on any of Borrower's accounts with Lender.
(f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 8.000 percentage points over the index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys's fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of New Jersey. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of MIDDLESEX County, the State of New Jersey. Lender and Borrower hereby waive the right to any jury trial in any action ,proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

RIGHT OF SET OFF. Borrower grants to Lender a contractual possessory security interest, in and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: JOSEPH A. SANPIETRO,

10/10/97                        PROMISSORY NOTE                    PAGE 2
Loan No.                          (Continued)
_____________________________________________________________________________

PRESIDENT; and VINCENT J. SANPIETRO, VICE PRESIDENT. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

RIGHT OF SET OFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of the undersigned given to Lender by law, Lender shall have, with respect to the undersigned's obligations to Lender hereunder and to the extent permitted by law, a contractual possessory security interest in and right of setoff against, and the undersigned hereby assigns, conveys, delivers, pledges, and transfers to Lender all of the undersigned's right, title and interest in and to, Lender, whether held in a general or special account or deposit, whether or not held jointly with someone else, or whether held for safekeeping or otherwise, excluding however, all IRA, Keogh and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the undersigned and without any prior action of any kind by Lender. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such fight of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

FINANCIAL INFORMATION PROVISION. Borrower agrees to deliver any financial and other business information concerning Borrower that Lender may request from time to time, such as annual and interim financial statements (all of which shall be prepared in accordance with generally accepted accounting principles) and federal income tax returns.

PRIOR NOTE. THIS NOTE IS A RENEWAL OF AND INCREASE IN A NOTE IN THE PRINCIPAL AMOUNT OF $100,000.00 PAYABLE TO LENDER DATED AUGUST 30, 1996 (THE "ORIGINAL NOTE"). HOWEVER, WITHOUT DUPLICATION, THIS RENEWAL NOTE SHALL IN NO WAY EXTINGUISH BORROWER'S OBLIGATION TO REPAY ALL INDEBTEDNESS EVIDENCED BY THE ORIGINAL NOTE. NOTHING HEREIN IS INTENDED TO IMPAIR THE PRIORITY OR EFFECT OF ANY SECURITY AGREEMENT WITH RESPECT TO THE BORROWER'S OBLIGATIONS HEREUNDER AND UNDER ANY OTHER DOCUMENT RELATING HERETO.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

MEDI-HUT CO., INC.

       /s/ Joseph Sanpietro
By: _________________________________________(SEAL)
       JOSEPH A. SANPIETRO, PRESIDENT
_____________________________________________________________________________